UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 29, 2003

SMTEK INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-08101	33-0213512
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Science Drive Moorpark, California		93021
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (805) 532-2800

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7.          Financial Statements and Exhibits.

(c)   Exhibits:

The following exhibit is furnished with this report on Form 8-K:

Exhibit Number	Description

99.1	Press release, dated September 29, 2003.

Item 12.        Results of Operations and Financial Condition.

On September 29, 2003, SMTEK International, Inc. issued a press release to report its financial results for its fourth fiscal quarter and fiscal year ended June 27, 2003.  In addition, SMTEK announced that it would restate its financial results for the second and third quarter of fiscal year 2003 due to a revision at the settlement date of its estimate of fair value of certain restricted common stock that it received in the second quarter of fiscal 2003 in settlement of a bad debt from a former customer.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2003
SMTEK INTERNATIONAL, INC.

	By:	/s/ Kirk A. Waldron
	Name:	Kirk A. Waldron
	Its:	Senior Vice President
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated September 29, 2003